UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2012

Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders

On June 13, 2012, the Annual Meeting of Shareholders (the “Annual Meeting”) of Forest City Enterprises, Inc. (the “Company”) was held. At the Annual Meeting, 142,207,481 shares of Class A common stock representing 142,207,481 votes and 19,780,191 shares of Class B common stock representing 197,801,910 votes were represented in person or by proxy. These shares represented a quorum. The matters presented to shareholders for vote at the Annual Meeting and the voting tabulation for each such matter were as follows:

1: The election of four (4) directors by holders of Class A common stock and the election of eight (8) directors by holders of Class B common stock, each to hold office until the next annual shareholders’ meeting and until a successor is elected and qualified.

	For	Withheld	Broker Non-Votes
Class A Nominees
Arthur F. Anton	132,374,967	3,517,090	6,315,424
Scott S. Cowen	129,146,282	6,745,775	6,315,424
Michael P. Esposito, Jr.	129,216,338	6,675,719	6,315,424
Stan Ross	132,015,449	3,876,608	6,315,424

Class B Nominees
Deborah L. Harmon	190,684,690	1,594,670	5,522,550
David J. LaRue	191,570,510	708,850	5,522,550
Brian J. Ratner	191,532,170	747,190	5,522,550
Bruce C. Ratner	191,545,150	734,210	5,522,550
Charles A. Ratner	191,539,900	739,460	5,522,550
Deborah Ratner Salzberg	191,545,670	733,690	5,522,550
Ronald A. Ratner	191,545,670	733,690	5,522,550
Louis Stokes	191,557,200	722,160	5,522,550

2:     The approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers.

	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
	For	Against	Abstain	Broker Non-Votes
Combined Class A and Class B	326,504,123	1,577,023	90,271	11,837,974

3:     Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending January 31, 2012.

	Broker Non-Votes	Broker Non-Votes	Broker Non-Votes
	For	Against	Abstain
Combined Class A and Class B	338,788,914	479,519	740,958

Item 8.01 – Other Events

As previously announced on January 31, 2012, the Board of Directors of the Company reduced the authorized size of the Board of Directors from fifteen (15) members to thirteen (13) effective at the Annual Meeting. In connection with the reduction to the size of the Board of Directors, two former directors, Joan K. Shafran and James A. Ratner completed their terms on the Board of Directors and were not re-nominated for election at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By: /s/ ROBERT G. O’BRIEN
Name:	Robert G. O’Brien
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: June 15, 2012